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                                                                   EXHIBIT 10.18

                          CONCORD COMMUNICATIONS, INC.

         NON-QUALIFIED STOCK OPTION AGREEMENT FOR NON-EMPLOYEE DIRECTORS

      1. Grant Under 1997 Non-Employee Director Stock Option Plan. This option is granted pursuant to and is governed by the Company's 1997 Non-Employee Director Stock Option Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the meanings assigned to them in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on the date hereof. In the event of any conflict between this Agreement and the provisions of the Plan, the Plan shall govern.

      2. Grant as Non-Qualified Option; Other Options. This option is intended to be a non-qualified option (rather than an incentive stock option) granted pursuant to Section 4(b) of the Plan, and the Board of Directors of the Company (the "Board") intends to take appropriate action, if necessary, to achieve this result. This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company, but a duplicate original of this instrument shall not affect the grant of another option.

      3. Exercise of Option if Service as a Director Continues. Unless sooner terminated pursuant to Section 4 hereof, this option shall vest in the Optionee and thus become exercisable in accordance with the vesting schedule set forth in
Section 7 of the Plan, provided that the Optionee has continuously served as a member of the Board through such vesting date. This option shall expire on the date, which is ten (10) years from the date this option is granted.

      4. Termination of Option Rights.

            (a) In the event that Optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of this option shall, to the extent not then vested, immediately terminate and become void. Any portion of this option which is vested but has not been exercised at the time the Optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the Optionee within 60 days of the date the Optionee ceased to be a member of the Board, and this option shall terminate after such 60 days has expired.

            (b) In the event that the Optionee ceases to be a member of the Board by reason of his or her permanent disability or death, this option may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of death or permanent disability, by the Optionee (or by Optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

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      5. Exercise. To the extent then exercisable, the Optionee may exercise this option in whole or in part at any time and from time to time as provided by the terms of this Agreement and the Plan, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) would otherwise be required to be issued to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares.

      6. Payment of Price. The option price is payable in United States dollars and may be paid: (a) in cash or by check, or any combination of the foregoing, equal in amount to the option price; (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of Section 5 of the Plan; or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of Option Shares acquired upon exercise of this option and an authorization to the broker or selling agent to pay that amount to the Company, which shall be at the Optionee's direction at the time of exercise.

      7. Method of Exercising Option. Subject to the terms and conditions of the Plan and this Agreement, this option may be exercised by written notice to the Company by mail or in person, addressed to the Chief Financing Officer at 400 Nickerson Road, Marlboro, Massachusetts 01752, its principal executive offices. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing Option Shares acquired upon exercise of this option, shall register the Optionee (or the Optionee's personal representative, heir or legatee if this option is being exercised pursuant to Section 4 hereof) as the owner of the Option Shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the Optionee (or the Optionee's personal representative, heir or legatee if this option is being exercised pursuant to Section 4 hereof) as soon as practicable after payment of the option price in full. In the event this option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.


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      8. Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. During the Optionee's lifetime only the Optionee can exercise the option.

      9. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

      10. No Rights As Stockholder until Exercise. The Optionee shall have no rights as a stockholder with respect to any of the Option Shares until a stock certificate therefore has been issued to the Optionee and is fully paid for. Except as is expressly provided in Section 10 of the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

      11. Capital Changes and Business Successions. The Plan contains extensive provisions designed to preserve options at full value in a number of contingencies. Therefore, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

      12. Withholding Taxes. The Optionee hereby acknowledges that the Company may be required to withhold federal, state and local taxes attributable to the Optionee's exercise of any installment of this option and therefore agrees to pay the Company any such amounts upon the Company's request.

      13. Agreement to Purchase for Investment. By acceptance of this option, the Optionee agrees that a purchase of shares under this option will be made for investment and will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, unless in the opinion of counsel to the Company such transaction is in compliance with or exempt from the registration and prospectus requirements of that Act. The Optionee agrees to sign a certification to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be enscribed with a legend to ensure compliance with the Securities Act of 1933 and with any other applicable securities laws. The certificates representing such shares shall carry such appropriate legend and such written instructions with respect thereto shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

      14. Resale Restrictions. Under no circumstances may shares acquired hereunder be disposed of on or prior to the date that is six months after the date that this option was granted.


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      15. Governing Law. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, supersedes any and all correspondence, discussions or agreements between the parties regarding equity incentives for the Optionee and satisfies all of the Company's obligations with respect to the grant of equity incentives to the Optionee as in effect on the date hereof.

      IN WITNESS WHEREOF the Company and the Optionee have caused this instrument to be executed, and the Optionee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

                                                    CONCORD COMMUNICATIONS, INC.
                                                    400 Nickerson Road
                                                    Marlboro, MA  01752

                                                    By: ________________________
                                                        Name:
                                                        Title:

                                                    ____________________________
                                                    (OPTIONEE)

                                                    ____________________________
                                                    Street Address

                                                    ____________________________
                                                    City        State   Zip Code